UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 30, 2023

WOLF ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)

Florida	000-30454	82-0266517
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

408 State Hwy 135N, Kilgore, Texas	75662
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	903-392-0948

Enviro Technologies U.S., Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company
☐If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 30, 2023, Enviro Technologies U.S., Inc. (the “Company”) filed Articles of Amendment to its Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of the State of Florida to change the Company’s name to Wolf Energy Services Inc. Additionally, upon the process and announcement from the Financial Industry Regulatory Authority, effective February 1, 2023, the Company will begin trading under its new ticker symbol “WOEN”. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01          Other Events.

On January 31, 2023, the Company issued a press release announcing the Company formally changing its name to Wolf Energy Services Inc. and trading under its new ticker symbol “WOEN”. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation filed on January 30, 2023
99.1	Press release, dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wolf Energy Services Inc.

Date: January 31, 2023	By: /s/ Jimmy R. Galla
Jimmy R. Galla, Chief Executive Officer and Chief Financial Officer